Exhibit 99.2

PARK NATIONAL CORPORATION
CODE OF BUSINESS CONDUCT AND ETHICS

Adopted by the Board of Directors
January 16, 2001

Most Recently Reviewed by the Policy Owner
January 9, 2024

Most Recently Approved by the Board of Directors
January 22, 2024

Policy ownership and decision-making is the responsibility of Matt Miller, (740) 349-0402.
Overall policy administration and governance is the responsibility of Brady Burt, (740) 322-6844.
If you have comments or suggestions regarding the Code of Business Conduct and Ethics, contact Mark Miller at (614) 907-9091.

Park National Corporation ("Corporation") is judged by the collective and individual performance of the directors/advisory board members (together, the “directors”), officers, associates, and agents of the Corporation and its subsidiaries, including The Park National Bank (“Bank”). Collectively, the Corporation and all of its subsidiaries are referred to as “Park”. Thus, the directors, officers, associates, and agents of Park recognize that their first duty to Park is to act in a manner that merits public trust and confidence.

As professionals, Park's directors, officers, associates, and agents have earned a reputation for integrity and competence. They have been guided and judged by the highest standards of conduct. Over the years, these standards have been reaffirmed, despite new challenges and ever-changing social values.

This Code of Business Conduct and Ethics (this "Code") has been adopted by the Board of Directors of the Corporation to demonstrate to the public and Park's various constituents the importance of ethical conduct to Park's Board of Directors and leaders. This Code is intended to set forth Park's expectations for ethical business and personal conduct by Park’s directors, officers, associates, and agents: to promote advance disclosure and review of potential conflicts of interest and similar matters; to encourage the reporting of questionable behavior; to foster an atmosphere of self-awareness and prudent conduct, and to discipline appropriately those who engage in improper conduct. This Code is not intended to be all-inclusive and cannot address every situation that might arise. Rather, its purpose is to reduce to writing many of the patterns of conduct that are expected at Park. It represents a set of minimum standards. It is important to remember that our good reputation emerges from many actions and can be jeopardized by one.

Annually, directors, officers and associates of Park must re-read this Code and acknowledge their review in writing or electronically, thereby binding themselves to its terms. New associates of the Bank must read this Code and sign the appropriate acknowledgment form during their orientation meeting.

If any associate wishes to anonymously report violations of this Code, Park has established the Park Improvement Line, a confidential hotline which can be accessed at 1-800-418-6423, extension PRK (775). In addition to reporting via telephone, associates may report anonymously online via www.securityvoice.com/reports. Both the telephone and online reporting methods are confidential, and an independent third-party source is used to transmit the information to appropriate Park management. (In some cases, the Chair of the Audit Committee of the Board of Directors of Park (the “Audit Committee”) and/or the full Park Audit Committee may receive such information directly. In addition, the head of Park’s Internal Audit Department may receive such information directly.) However, any e-mail that originates from a Bank e-mail address (e.g., an associate’s work e-mail) could be tracked later through computer system documentation, so for maximum confidentiality, it is suggested that a personal home computer be used for the online method of reporting.

Confidential Information
Perhaps the most crucial area of concern for bankers and regulatory authorities is the use and/or abuse of customers’ confidential information. Financial institutions by their very nature are privy to customers' business plans, forecasts, decisions, and problems. Bankers receive this information as an aid to providing more efficient, more knowledgeable service … and for no other reason.

The use of customers’ confidential information for one's own, or another’s, personal benefit constitutes an abuse which subjects an individual and the financial institution to statutory penalties.

Financial institutions also possess considerable information which, though not necessarily confidential by nature, must nonetheless be treated confidentially if the privacy of customers and staff is to be safeguarded.

Therefore, confidential information with respect to Park’s customers and suppliers acquired by an officer, director, associate, or agent of Park, through his/her association with Park, is considered to be privileged and must be held in the strictest confidence. It is to be used solely for the intended business and/or customer purpose and not as a basis for personal gain by the officer, director, associate, or agent. It must also be protected from misuse that could result in identity theft. In no case shall such information be transmitted to or accessed by (1) persons outside Park, including family members or other acquaintances, or (2) any officers, directors, associates, or agents of Park who do not “need to know” such information to discharge their respective duties. There may be a need to discuss confidential information with outside legal counsel, bank regulatory agencies, or others, but this should be done only if there is a legitimate business or legal need to do so.

Computers and other technological devices enable access to information with greater ease and thus great care is to be taken in following security measures and processes that limit access to confidential or sensitive information involving a customer and/or Park. Any unauthorized access, update or use of Park’s systems or data is strictly prohibited. Each director, officer, associate, and agent of Park entrusted with access to Park’s data systems, or authorized to update such data systems, is responsible for protecting the integrity of such data systems, including the data contained therein, and may only divulge information related to such data systems or data to those having a legitimate business need for access to the relevant data systems or data, and agree to the restrictions on confidential information provided in this section of this Code. Information relating to a customer or Park is only to be accessed by an officer, associate, or agent of Park if necessary to perform his/her job and without conflict of interest. In addition, confidential information is to be protected from access by others through consistent use of user names and passwords. User names and passwords should be guarded closely and not be used by others inside and outside of the Company.

Last amended: January 22, 2024

Confidential information must not be removed from the Bank’s premises unless the associate has a business reason to do so and receives approval from their supervisor. Confidential information must never be sent to a personal e-mail address for any reason, including viewing or printing at home.

The restrictions in this section of this Code shall also apply to the reports and statements prepared for use in Park’s business and not generally released. The disclosure of material, non-public information to others can lead to significant legal consequences, fines, and punishment as well as termination of employment. “Material, non-public information” generally means any inside information pertaining to Park or Park’s customers or suppliers that has not been made public and that a reasonable investor would consider important in making an investment decision (i.e., deciding to buy, hold or sell any security). Only specifically authorized representatives of Park may discuss any aspect of Park’s business with the news media or the investment community. Officers, directors, associates, and agents of Park may not under any circumstances provide information or discuss matters involving Park with the news media or investment community even if contacted directly by a media organization or investor. All such contacts or inquiries must be referred to Park’s Chairman of the Board (“Chairman”), Park’s Chief Executive Officer (“CEO”) and/or Park’s President, or their respective designee(s).

The provisions of this Code apply to any social, mobile, digital, or other communication channel in which an affiliation or connection with Park or any of its subsidiaries has been made or indicated. By example, this means that this Code applies to all social media platforms, including Facebook, Instagram, LinkedIn, X (formerly Twitter), or YouTube accounts, blogs, and related links where associates have referenced Park or any of Park’s subsidiaries as an employer or indicated an affiliation with Park or any of Park’s subsidiaries. See also the Acceptable Use Policy for additional guidance on this topic.

Privacy Principles
The Bank is committed to protecting customer privacy and the confidentiality of all customer information. The Bank follows the American Bankers Association’s “Principles of Banking”, as described below:
1. Recognition of a Customer’s Expectation of Privacy
The Bank will recognize and respect the privacy expectations of our customers and explain principles of financial privacy to our customers in an appropriate fashion.

2. Collection, Retention and Use of Customer Information
The Bank will collect, retain, and use information about individual customers only where we reasonably believe it would be useful (and allowed by law) to administer our business and to provide products, services, and other opportunities to our customers.

3. Maintenance of Accurate Information
The Bank will maintain procedures so that our customers’ financial information is accurate, current, and complete in accordance with reasonable commercial standards. We will also respond to requests to correct inaccurate information in a timely manner.

4. Limiting Associate Access to Information
The Bank will take reasonable steps to limit access by our associates to personally identifiable information to those with a business reason for knowing such information. We will continue to educate our associates so that they will understand the importance of confidentiality and customer privacy. We will also take appropriate disciplinary measures to enforce associate privacy responsibilities.

5. Protection of Information via Established Security Procedures
The Bank will maintain appropriate security standards and procedures regarding unauthorized access to customer information.
6. Restrictions on the Disclosure of Account Information
The Bank will not reveal specific information about customer accounts or other personally identifiable data to unaffiliated third parties for their independent use, except for the exchange of information with reputable information reporting agencies to maximize the accuracy and security of such information in the performance of bona fide corporate due diligence, unless (1) the information is provided to help complete a customer-initiated transaction; (2) the customer requests such disclosure; (3) the disclosure is required or allowed by any applicable law, rule, or regulation (i.e., subpoena, investigation of fraudulent activity, etc.); or (4) the customer has been informed about the possibility of such disclosure for marketing or similar purposes through a prior communication and is given the opportunity to decline (i.e., "opt out").

7. Maintaining Customer Privacy in Business Relationships with Third Parties
If personally identifiable customer information is provided to a third party, the Bank will insist that the third party adhere to Privacy Principles as comprehensive and strict as those of the Bank that provide for keeping such information confidential.

Last amended: January 22, 2024

8. Disclosure of Privacy Principles to Customers
The Bank will devise methods of providing our customers with an understanding of our privacy policies.

Company Assets and Intellectual Property
Park-owned assets (including but not limited to documents, electronic files, reports, and records) and intellectual property (including but not limited to inventions, business ideas, unique products, methodologies, and business strategies) are only to be used for corporate purposes and not for personal use or gain. All officers, directors, associates, and agents are required to safeguard Park’s property.

Conflicts of Interest
As directors, officers, associates, and agents within a financial services organization, we assume a duty to our communities, our customers, and our shareholders. Such duty is to act in all matters in a manner that will merit public trust and confidence. This duty extends to all activities -- both personal and professional. Each person associated with Park is expected at all times to conduct themselves in a manner which will bring credit to Park and to avoid any action which would discredit Park.

In exercising the privileges and authority arising from employment or other association with Park, two fundamental principles apply: (1) directors, officers, associates, and agents, when acting for, on behalf of, or in the name of Park, will place the interests of Park ahead of their own private interests; and (2) directors, officers, associates, and agents have a duty to make full disclosure of any situation in which their own private interests create a conflict or potential conflict with those of Park.

Conflicts of interest occur when business judgments or decisions may be influenced by personal interests not shared by Park as a whole. A conflict situation may, for example, arise when an individual, or a member of the individual’s family, has an interest in a transaction to which Park is a party, competes with Park, or takes advantage of an opportunity that belongs to Park.

If an associate faces a potential conflict of interest, the associate must report the potential conflict of interest to the relevant Regional or Division President or a member of the Park Council for his/her review and approval. Any action or transaction in which the personal interest of an executive officer or a director of Park may be in conflict with the interests of Park must be promptly reported to the Chair of the Park Audit Committee or through the Park Improvement Line (see page 2). The Park Audit Committee shall review and oversee all actions and transactions which involve the personal interest of executive officers or directors, and shall have the right to determine in advance that any such action or transaction does not constitute a conflict of interest in violation of this Code.

For example, it is considered a conflict of interest, which could result in termination of employment, if an associate of the Bank makes a loan, prepares and/or processes any type of transaction (e.g., opens an account, completes a loan application, or processes withdrawals, deposits, check cashing or payments), or waives fees and/or service charges for his/her own personal loans, accounts, or transactions, or those of family members or intimate partners, close friends and persons living in the same household (roommate, boyfriend, girlfriend, etc.); or otherwise influences another associate to prepare or process a transaction for which there is no direct request from the customer.
The use of the Bank’s internal systems to view customer account information without a business need, or viewing accounts of family members or intimate partners, close friends and persons living in the same household (roommate, boyfriend, girlfriend, etc.); on which the associate is not an owner/signer, is prohibited, even if done at the request of the account owner. The associate should direct the inquiry to another associate or supervisor.
Viewing account information as part of a transaction in which the associate is personally involved (such as viewing loan information when party to the transaction personally) is prohibited.
The Bank’s internal systems cannot be used to transact personal business, such as ordering a debit card or changing an address. In those situations, the associate becomes a customer and must have another associate or supervisor complete the request, even though such associate may normally have authority and access under such associate’s normal job responsibilities.
The Bank encourages associates to use online banking, mobile banking, and Retail Branch Banking for their personal banking business needs.
It is each associate’s responsibility to exercise prudence and good judgment when making loans or processing transactions to or for anyone whose personal relationship with the associate may influence his/her judgment.

Last amended: January 22, 2024

This policy is not meant to discourage family members or intimate partners, close friends and/or persons living in the same household of associates from banking with the Bank. They should be afforded the same excellent service as other customers.
Associates may not fill in a permanent password for a customer in the process of opening an account or log in on behalf of the customer; associates must ensure that such passwords are known to the customer only. Associates may not obtain cash on behalf of a customer without the customer being physically present. Dual control must be followed. Refer to the security standards for safekeeping currency for more details.

Additional direction on this subject is provided in the “Conflicts of Interest” booklet within the “Asset Management” series of the Comptroller’s Handbook (Office of the Comptroller of the Currency, January 2015).

Outside Activities
No outside activity may interfere or conflict with the interest of Park. Acceptance of outside employment, election to directorships of other for-profit enterprises, representation of customers in their dealings with Park, and participation in the affairs of all outside organizations carry possibilities of conflict of interest. No associate of Park may serve as an officer or director (or in a similar capacity) of any for-profit enterprise without obtaining written approval in advance from Park’s Chairman, Park’s CEO, and/or Park’s President.

Associates of the Bank should ask themselves the following questions when considering a job outside the Company: Is there a conflict of interest? Will it adversely affect Park? Will the job interfere with the time and attention that must be devoted to my job duties, responsibilities, or other obligations at Park? Will Park property or equipment or use of proprietary information (such as mailing lists, computer systems, etc.) be involved? If the answer to any of these questions is "yes," the second job cannot be accepted. Regardless of whether a conflict of interest exists, any outside employment must be communicated to the associate’s supervisor.

Park encourages service with constructive nonprofit, community, and charitable organizations and participation in civic affairs. There are cases, however, when such organizations may have business relationships with the Bank which involve the handling of confidential information, such that an associate’s service with or participation in such organization might result in a conflict of interest. Associates must be sensitive to such potential conflicts of interest. In addition, as an officer or board member of a nonprofit, community, or charitable organization, an associate of Park is not to participate in any deliberations, decisions, or votes involving Park.

Fiduciary
No associate of Park shall accept appointment of or continue to act as a fiduciary or co-fiduciary in the case of any trust, estate, agency, guardianship, or conservatorship of an estate or custodianship, or act as an investment counselor or estate appraiser (other than in the course of employment with the Bank); unless the creator of the relationship — or the ward in the case of a guardianship or conservatorship — is a member of the associate’s family or a close personal friend. This provision can be waived, on a case-by-case basis, by express prior written approval of Park’s Chairman, Park’s CEO, Park’s President, or the relevant Bank Regional or Market President.

In the event that an associate is serving as a fiduciary or co-fiduciary of any trust, estate, agency, guardianship, or conservatorship of a customer of the Company in compliance with this Code, such associate may not be assigned to service such account and must consider and adhere to the conflict of interest provisions of this Code.

Gifts, Fees, Gratuities, and Other Payments from Customers, Suppliers, or Third Parties
Federal law (including the Bank Bribery Amendments Act of 1985) prohibits officers, directors, associates, and agents of Park from (1) soliciting for themselves or for a third party anything of value from anyone in return for any business, service, or confidential information of Park, and (2) accepting anything of value (other than a bona fide salary, wages, fees, or other compensation paid, or expenses paid or reimbursed, in the usual course of business as provided in 18 U.S.C. § 215(c)) from anyone in connection with the business of Park with which they are associated, either before or after a transaction is discussed or consummated.

18 U.S.C. § 215 is intended to prevent a pay-off to officers, directors, associates, or agents of Park as a quid pro quo either to induce a particular transaction or as a "gratuity" in support of a particular transaction. Thus, where a benefit is given or received as a result of a banking transaction, the statute may be violated. However, it is not intended to proscribe the receipt of gratuities or favors of nominal value when it is clear from the circumstances that (1) a customer is not trying to exert any influence over or reward the officer, director, associate, or agent of Park in connection with a transaction and (2) the gratuity or favor is, in fact, unsolicited.

Last amended: January 22, 2024

In addition, officers, directors, associates, and agents of a Park subsidiary may not accept anything of value (e.g., payments, gifts, tangible items, or special privileges) in exchange for referrals or other recommendations of business, if such acceptance would be in violation of any applicable law, rule, or regulation (including, without limitation, the Real Estate Settlement Procedures Act).

Some of our business acquaintances customarily distribute small gifts during the holidays and on other occasions. In the event of receipt of such a gift or an entertainment opportunity, each director, officer, associate, and agent (when acting for, on behalf of, or in the name of Park) must decide whether or not acceptance would give rise to a feeling of obligation or could lead to misinterpretation. Gifts, benefits, or unusual hospitality that might tend to influence one in the performance of his/her duty, or to create the appearance of impropriety or undue influence, must not be accepted. Such gifts, benefits, or unusual hospitality does not include gifts of nominal value or gifts which serve as general advertising for the donor, or discounts or special concessions available to all associates, or hospitality which is casual and limited to a normal situation. As a further guide to what may or may not be acceptable, associates should ask themselves whether (1) in the judgment of business associates or disinterested parties, such acceptance might seem to impair their ability to act at all times solely in the best interests of Park, (2) the gift could give the appearance of being solicited or requested, and (3) the gift is intended to, or appears to be intended to, influence or reward a business decision or transaction involving the Company.

If an officer, director, or agent receives a personal benefit that is not clearly reasonable and business-related, he/she must report it to the Park Audit Committee. If an associate receives a personal benefit that is not clearly reasonable and business-related, he/she must report it to Park’s Chairman, Park’s CEO, Park’s President, or the relevant Bank Regional or Market President. The Park Audit Committee, Park’s Chairman, Park’s CEO, Park’s President, or the relevant Bank Regional or Market President, as the case may be, shall have the right to determine in advance that any such personal benefit does not constitute a conflict of interest in violation of this Code and/or to require that such personal benefit be returned to the provider and/or reimbursed by the Company.

Giving Gifts
While giving gifts to customers or other officers, directors, associates, or agents of Park may be warranted by legitimate business reasons in certain circumstances, such gifts are to be reasonable and customary for such circumstances and are not to be in the form of cash. Officers, directors, associates, and agents of Park are never to give a gift with the intent to influence a business decision. In addition, officers, directors, associates, and agents are never to give anything of value (e.g., payments, gifts, tangible items, or special privileges) in exchange for the referrals or other recommendations of business, if such gift would be in violation of any applicable law, rule, or regulation (including, without limitation, the Real Estate Settlement Procedures Act). The giving of anything of value to federal, state, local, or foreign government officials or employees is to be approved by Park’s Chairman, Park’s CEO, and/or Park’s President.

Dealing Fairly With Customers, Suppliers, and Other Associates
No officer, director, associate, or agent of Park may take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair dealing practice. Officers, directors, associates, and agents of Park may not offer or make payments of any kind, whether of money, services, or property, to any domestic or foreign public official or provide personal benefits that are not clearly reasonable and business-related to any associate or representative of any organization seeking to or doing business with Park. If there is any question as to whether any such personal benefit is clearly reasonable and business-related, an officer, director, associate, or agent must seek pre-approval from the Park Audit Committee, Park’s Chairman, Park’s CEO, Park’s President or the relevant Bank Regional or Market President.

Except for pricing and packaging of services established by the Bank, associates may not extend credit, lease, or sell property, provide services, or base interest rates or prices on the condition that a customer (1) obtain credit, property, products, or services from the Bank; (2) provide credit, property, products, or services to the Bank; or (3) avoid obtaining any credit, property, products, or services from a competitor of the Bank.

All Bank associates are required to understand and execute on their responsibility to report customer complaints and inquiries by following Park’s Voice of the Customer program, policies, and procedures for logging complaints in the central database. This central database is designed to monitor and track complaints to resolution. Customer complaints are taken seriously and corrective action will be taken to protect both the Bank and customers from potential reputational and financial harm, thereby maintaining public confidence and reducing compliance risk.

Last amended: January 22, 2024

Competition
Park believes that open and honest competition in the marketplace is healthy and must always be positive, not negative. Any collusion with competitors about the pricing of financial services, interest rates, or otherwise engaging in any activity that has the effect, directly or indirectly, of lessening competition, is not permitted.

Associates must avoid portraying competitors of the Bank, or the Bank itself, in a negative or adverse way. Associates have a duty to portray the Bank in the best possible light when communicating with clients, prospects, friends and neighbors.

Political Activities
Neither Park nor any of its subsidiaries will make any contribution or expenditure, either directly or indirectly, to, or for the benefit of, use of, in support of, or in opposition to, any political party, candidate, political committee, or for any non-public issue purpose. Park will not reimburse any person for any such contribution or expenditure. This policy relates to the use of Park funds only, and in no way is intended to discourage officers, directors, associates, and/or agents from making personal contributions to individual candidates, political parties, or political action committees.

It is contrary to this Code to permit the payment of funds of any subsidiary of Park, or use of Park property, either directly or indirectly, to secure favored business treatment for the applicable subsidiary. In addition, Park property or funds cannot be used to support a campaign for public office. This includes the use of Park personnel and equipment such as telephones, copy machines, postage, etc.

Park may make political loans in connection with campaigns provided that such loans are made (1) in accordance with applicable banking laws, rules, and regulations; (2) in the ordinary course of business; (3) in accordance with the Bank’s internal loan policies; and (4) in conformity with all applicable federal, state, and local laws, rules, and regulations.

Directors, officers, associates, and agents of Park may engage in political activity (serving, for example, as a campaign treasurer). Associates must inform their supervisor and their political activity may not interfere with their work-related responsibilities. This means such activity would ordinarily be confined to the evenings and weekends and only occasionally and exceptionally would it be engaged in during business hours. When engaging in personal political activities, any director, officer, associate, or agent of Park must ensure that such person represents himself/herself as an individual and does not appear to represent Park in any way.

Any associate of Park who is considering becoming a candidate for any elected public office, engaging in outside employment under any governmental unit, or being appointed to any governmental position must inform and obtain prior approval from Park’s Chairman, Park’s CEO, Park’s President, or the relevant Bank Regional or Market President.

Dishonesty and Breach of Trust
An officer, director, associate, or agent shall not use his/her position at Park to commit an act that would be considered illegal (e.g., theft, falsifying records, forgery, check kiting, etc.).

All officers, directors, associates, and agents must conduct themselves with honesty and integrity at all times. Suspicious activities must be reported to the Internal Audit Department or the Human Resources Department, or through the confidential Park Improvement Line (see page 2). Upon receipt of such report, the Park Investigation Team, comprised of Internal Audit, Fraud and Security, and Human Resources officers, will conduct an investigation. All officers, directors, associates, and agents are to cooperate with any investigation. Withholding information, lying to investigators, or impeding an investigation in any way will be cause for immediate termination of employment. All legal violations will be referred to the appropriate law enforcement agency for prosecution.

Compliance with Applicable Laws, Rules and Regulations
Park expects that each and every officer, director, associate, and agent (“related parties”) of Park will comply with all applicable federal, state, local, and foreign laws, rules, and regulations governing the Company's business, including insider trading laws. If a law conflicts with this Code, related parties must comply with the law. If a custom or practice conflicts with this Code, related parties must comply with this Code. In addition, all related parties are required to respond honestly and candidly when dealing with Park’s independent auditors and internal auditors, examiners, regulators, and legal counsel.

To protect Park and its subsidiaries and combat money laundering, terrorist financing, or other criminal activity, we must comply with the Bank Secrecy Act (BSA) and Anti-Money Laundering (AML) laws, rules, regulations, and guidance. To do so, associates must be able to identify and escalate unusual or suspicious transactions or situations. Associates must exercise good judgment and/or seek guidance related to handling unusual or

Last amended: January 22, 2024

suspicious activities and report the same through their supervisor and senior leader, the Park Improvement Line, Park’s Chairman, Park’s CEO, Park’s President, and/or the relevant Bank Regional or Market President.

While these principles are seemingly self-explanatory, at times the application of any particular law, rule, or regulation to Park may not be perfectly clear. Where an associate is unsure or has any question as to the application to Park of any law, rule, or regulation, the associate shall seek appropriate guidance from the relevant Bank Regional or Market President. Officers, directors, and agents of Park should seek guidance from Park’s Chairman, Park’s CEO, Park’s President or the relevant Bank Regional or Market President. If outside legal counsel needs to be considered, the Legal Risk Management Policy located on Park Place should be consulted, along with Park’s Chief Risk Officer and appropriate Leadership Group member for the area in question. The Park Audit Committee has established a process for the confidential reporting of items if an acceptable response is not received. Refer to page 2 for information on the Park Improvement Line. In addition, the Park Audit Committee is specifically empowered to engage outside legal counsel if or when it believes such engagement is prudent.

Health and Safety
Associates are our most valuable resource and their health and safety are, therefore, serious concerns. Each associate has responsibility for maintaining a safe and healthy workplace for all associates by following safety and health rules, and promptly reporting accidents, injuries, and unsafe equipment, practices, or conditions.

In order to prevent accidents and injuries as well as minimize the impact of any such events, each associate should immediately notify his/her supervisor if the associate is injured or becomes ill potentially as a result of his/her work, or becomes aware of any unsafe working conditions. Reporting forms are posted electronically and may also be obtained from a supervisor or the Human Resources Department.

Park will not tolerate the use of drugs or alcohol that could imperil the health and well-being of Park’s associates or Park’s reputation. Associates should not engage in situations on behalf of Park when the consumption of drugs or alcohol causes them to be over the legal limit or impaired in a manner that may reflect poorly on Park’s reputation. This includes transporting associates or customers in Park-owned or personal vehicles while under the influence of drugs or alcohol. Park will also not tolerate the abuse of legally-prescribed controlled substances by its associates.

Workplace violence has become a growing problem in our society. For the purpose of addressing this concern, Park defines workplace violence as any act perceived as threatening, menacing, or harmful to an individual, group of individuals, or Park itself.

Park does not tolerate violence, or the threat of violence, in the workplace. Violence, or the threat of violence, by or against any associate of Park, any visitor, or any customer is unacceptable and contrary to this policy. Threats include any words or actions that either create a perception that there may be intent to harm any person or property or actually bring about harm. If an associate believes a violation of this policy has occurred, he/she should report it at once to their supervisor, Fraud and Security, and/or Human Resources officers.

Dealing with Auditors, Examiners, Regulators and Legal Counsel
All officers, directors, associates, and agents must respond and deal honestly, factually, and candidly with Park’s independent auditors and internal auditors, examiners, regulators, and legal counsel.

It is of critical importance that Park’s filings with the Securities and Exchange Commission, banking regulators, and other regulatory agencies and authorities, as well as our other public communications, be complete, fair, accurate, timely, understandable, and transparent. Depending on an associate’s position with Park, they may be called upon to provide necessary information to assure that Park’s filings and public reports meet these standards.

In addition, Park often receives confidential information from Park’s regulators (for example, examination reports prepared by the Federal Reserve, the Office of the Comptroller of the Currency, or the Consumer Financial Protection Bureau). This confidential supervisory information is privileged and highly restricted, must be safeguarded, and may only be shared with colleagues at Park on a strict “need to know” basis. Confidential supervisory information must never be removed from Park’s premises (and must never be sent to a personal e-mail address for any reason) and Park’s legal counsel must be consulted before any confidential supervisory information can be shared with anyone other than a colleague at Park in accordance with the provisions of this paragraph.

Last amended: January 22, 2024

Maintaining Accurate Records
Park's books, records, and accounts shall accurately and fairly reflect the transactions of Park in reasonable detail and in accordance with Park’s accounting practices and policies.

All officers, directors, associates, and agents must comply with all internal control procedures established by Park for the safeguarding of assets and proper reporting and disclosure of financial information.

In business records and other communications, including any e-mails and internal memos and reports, officers, directors, associates, and agents of Park are prohibited from falsifying (or causing to be falsified) any information and are to avoid exaggerations, guesswork, or other inappropriate characterizations that may be misinterpreted by others. All records are to be retained and destroyed in accordance with Park’s document retention policies and procedures. In the event that the disclosure of documents, records, or other information is to be compelled in connection with any litigation or governmental investigation, an officer, director, associate, or agent of Park responsible for such documents, records, or other information is to first seek guidance from Park’s legal counsel.

Personal Investments
In making personal investments, all officers, directors, associates, and agents shall be guided by a keen awareness of potential conflict. Generally speaking, one's own investments should not be such as to influence one’s judgment or action in the conduct of Park's business or to profit from security transactions made for the Bank’s customers.

An officer, director, associate, or agent may not enter into a security transaction for his/her own account under conditions where material, non-public information or any information not generally available to the public is: (1) made available to Park on a confidential basis or for corporate purposes; and (2) used as a basis for the individual's action; nor may the individual disclose such information to any unauthorized person. Park has a comprehensive "Insider Trading Policy" which is applicable to all officers, directors, and associates of Park as well as to each of their family members. Park expects that every officer, director, and associate will comply, and will cause their family members to comply, with every aspect of the Insider Trading Policy.

Associates responsible for a relationship with a particular client may not invest in the equity of such client or any subsidiary or affiliate thereof, except that associates may invest in publicly-traded stock provided that: (1) such stock is listed on a national or regional stock exchange; (2) the associate’s ownership in the relevant entity (together with any interest of his/her family members) does not exceed 1% of the outstanding capital stock of such entity; and (3) the associate may not request or accept allocation of stock in a new issue from any dealer or other person if the stock is in an entity that has a relationship (other than a deposit relationship) with the Bank.

In addition, associates with power or authority over purchasing goods and/or services from a vendor or supplier of the Park must avoid investments in the equity of such supplier or vendor, except for publicly-traded stock in compliance with clauses (1) through (3) addressed in the immediately preceding paragraph.

Personal Borrowing
Officers subject to Regulation O, as well as associates and other officers of Park may borrow from the Bank or other financial institutions, provided all transactions are at arm's-length, at market prices, and control of the lending situation is clearly in the hands of the lender. An associate may not have lending authority over an account involving the associate, his/her family members or any related interests. Associates are not permitted to borrow from customers or suppliers of the Bank. This prohibition does not preclude the Bank from entering into a lending relationship with an individual related to the associate by blood or marriage. Only officers and directors subject to Regulation O must report to the Board of Directors of Park.

It is the policy of the Bank that credit standards will be consistent for all loan applications and existing clients regardless of race, color, religion, national origin, age, sex, disability, familial status, marital status, military status, ethnicity, sexual orientation, gender identity, or any other legally protected status, provided the applicant meets all other relevant criteria and has the legal capacity to enter into a binding contract.
Associates must exhibit the highest caliber of ethical behavior and fiscal responsibility in their own banking relationships with the Bank. Moreover, they are expected to abide by their financial obligations to the Bank and to any financial institution from which they borrow. This includes ensuring their payments are made on time, sufficient funds are available in the account(s) from which they are intending to withdraw the funds, and that their accounts remain in good standing at all times. Although the Bank understands that there may be extraordinary circumstances from time to time that prevent associates from meeting these obligations, it is

Last amended: January 22, 2024

expected that they take full responsibility for proactively communicating any issues to the Bank so that appropriate arrangements can be made to address the problem at hand.

Giving Advice to Clients or Customers
Clients or customers may occasionally request an opinion on legal or tax transactions. The Bank cannot practice law or give legal or tax advice. Accordingly, associates must take care in discussing such transactions so as not to give the impression or allow the client or customer to interpret such discussions as providing legal or tax advice.

Assistance in Meeting the Company's Accounting, Financial Reporting, and Disclosure Obligations
In compliance with the rules and regulations of the United States (“U.S.”) Securities and Exchange Commission and NYSE American, Park is required to issue financial statements in conformity with U.S. generally accepted accounting principles and then make public disclosures regarding certain aspects of Park’s business. It is expected that all officers, directors, associates, and agents of Park will keep honest, accurate, and complete books, records, and accounts that enable Park to meet Park’s accounting and financial reporting obligations. It is expected that any officer, director, associate, or agent of Park involved in preparing Park's disclosures, or any associate or officer asked to provide information relevant to such disclosures, will work to ensure that Park’s public reports and communications are fair, accurate, certifiable, complete, objective, relevant, timely, and understandable.

Any associate or officer who, in good faith, believes that Park's accounting method is inappropriate or not in compliance with U.S. generally accepted accounting principles, or has concerns about any questionable accounting or auditing matter or any other accounting, internal accounting control, or auditing matter, must report this finding directly to Park's Chief Financial Officer or, alternatively, to the Chief Auditor of Park and, if unsatisfied with the response, directly to the Park Audit Committee. The Park Audit Committee has established a procedure for such reports that ensures the confidentiality of the reporting person. Refer to page 2 for information on the Park Improvement Line.

In addition, any officer or associate who becomes aware of a material event or fact involving Park that has not been previously disclosed publicly by Park must immediately report such material event or fact to Park's Chairman, Park’s CEO, Park’s President, Park’s Chief Financial Officer, or the relevant Bank Regional or Market President.

Post-Employment Activities
At the time of separation of employment or other termination of service, departing officers, directors, associates, and agents will be required to return all Park property in their possession or control, including, but not limited to, electronic or written Park documents, electronic files, reports and records containing any Park or non-public information, along with all copies and derivations/summaries thereof. A departed officer, director, associate, or agent remains obligated by law not to disclose to any third party or use for his/her own purposes any confidential or proprietary information to which the officer, director, associate, or agent had access or became aware while employed by or associated with Park, including confidential information of Park and of those persons and organizations that have engaged in business with Park. A departed officer, director, associate, or agent is also expected not to disparage Park or engage in activity that damages Park’s reputation or business, since such activity may also be unlawful.

Violations of Policies
There are many other policies that are very important to Park and its operations. Nothing herein shall relieve any officer, director, associate, or agent of Park from complying with all other applicable Park policies.
Violations of any of Park's Board-approved policies may be cause for disciplinary action, including termination of employment or service.

Park expects full compliance with this Code. In that regard, associates are encouraged to report any violation of this Code to their supervisor, the Internal Audit Department of Park, the Human Resources Department, or to the relevant Bank Regional or Market President. Officers and directors must report any violation of this Code to the Park Audit Committee. Officers, directors, associates, and agents may also report suspected violations of this Code to a senior officer, the Human Resources Department, the Internal Audit Department, or the Park Improvement Line. Park will not permit any retaliation against an officer, director, associate, or agent who properly reports (to the appropriate personnel) a matter that he or she believes, in good faith, to be a violation of this Code or anyone who participates in any investigation of any such violation. Reports to the Park Audit Committee may be made on a confidential basis. Any officer, director, associate, or agent who is found to have violated this Code may be subject to discipline, including termination of employment or service.

Last amended: January 22, 2024

The Park Audit Committee shall investigate any alleged violation of this Code by any of Park's officers, directors, associates, or agents. In the event that the Park Audit Committee determines that a violation of this Code has occurred, the Park Audit Committee shall be authorized to take any action it deems appropriate. If the violation involves an executive officer or director of Park, the Park Audit Committee shall notify Park's Board of Directors and Park's Board of Directors shall take such action as it deems appropriate. In the event that Park's Board of Directors recognizes that a violation by an executive officer or a director of Park has occurred but elects not to take any remedial or other action against the offending executive officer or director, Park shall disclose the facts and circumstances of the election by Park’s Board of Directors to waive the violation of this Code by posting the same on Park's web site or by any other such means as may be required under applicable laws, rules and regulations or the requirements of the U.S. Securities and Exchange Commission or NYSE American.

Also, nothing in this Code affects the general policy of Park that employment is at will and can be terminated by Park or the associate at any time and for any or no reason.

Last amended: January 22, 2024

ASSOCIATE'S ACKNOWLEDGMENT
OF PARK NATIONAL CORPORATION & PARK NATIONAL BANK
CODE OF BUSINESS CONDUCT AND ETHICS

I understand the foregoing Code of Business Conduct and Ethics (the "Code") will not answer or resolve every question. If I am uncertain about what the right thing to do is, I know I may seek the advice and guidance of my supervisor, Human Resources representative or Regional or Market President with which my position is associated.

I UNDERSTAND THAT I MAY ALWAYS DIRECTLY REPORT ANY MATTER WHICH I BELIEVE, IN GOOD FAITH, TO BE A VIOLATION OF THE FOREGOING CODE TO PARK’S CHAIRMAN OF THE BOARD, PARK’S CHIEF EXECUTIVE OFFICER, AND/OR PARK’S PRESIDENT, OR TO THE AUDIT COMMITTEE OF PARK'S BOARD OF DIRECTORS ON A CONFIDENTIAL BASIS. I MAY ALSO CONTACT THE PARK IMPROVEMENT LINE AT 1-800-418-6423 EXT. PRK(775) OR REPORT VIA THE WEBSITE AT www.securityvoice.com/reports.

I acknowledge understanding this Code electronically, and agree to be bound by the terms of the Code. By my acknowledgement, I understand I may be subject to disciplinary action, including separation of employment or service, termination of business relationship, and prosecution under applicable law for violating any of the provisions of the Code.

Last amended: January 22, 2024

DIRECTOR'S ACKNOWLEDGMENT
OF PARK NATIONAL CORPORATION & PARK NATIONAL BANK
CODE OF BUSINESS CONDUCT AND ETHICS

The foregoing Code of Business Conduct and Ethics (the "Code") will not answer or resolve every question. If I am uncertain about what the right thing to do is, I may seek the advice and guidance of outside legal counsel to Park National Corporation ("Park") or other legal counsel designated by the Audit Committee of the Board of Directors of Park.

I MAY ALWAYS DIRECTLY REPORT ANY MATTER WHICH I BELIEVE, IN GOOD FAITH, TO BE A VIOLATION OF THE FOREGOING CODE TO THE AUDIT COMMITTEE OF PARK’S BOARD OF DIRECTORS OR THE FULL BOARD OF DIRECTORS OF PARK.

I have read and understand the foregoing Code, have been given a copy to retain for my reference, and agree to be bound by its terms. I understand I can be subject to discipline, removal for cause as a member of the Board of Directors/Advisory Board on which I serve, and prosecution under applicable law for violating any of the provisions of the Code.

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Print Name                                Last 4 digits of Social Security Number

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Signature                                 Date

Last amended: January 22, 2024